UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 30, 2003


                               VESTIN FUND II, LLC
             (Exact name of registrant as specified in its charter)


              Nevada                    333-32800                88-0481336
   (State or other jurisdiction        (Commission              (IRS Employer
         of incorporation)            File Number)            Identification No)


       2901 El Camino Avenue, Suite 206, Las Vegas, Nevada        89102
            (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code:     (702) 227-0965


                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5. Other Events and Regulation FD Disclosure


Attached to this report, as an exhibit, is a letter sent to Members owning units in Vestin Fund II, LLC, that discusses factors that contribute to fluctuations in the distributions from Vestin Fund II, LLC.




Exhibit Index

99.1 Letter sent to Members owning units in Vestin Fund II, LLC dated September 30, 2003.




                  [Remainder of Page Left Intentionally Blank.]


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   VESTIN FUND II, LLC
                                   a Nevada corporation
                                    By Vestin Mortgage, Inc., its sole manager


Date: October 1, 2003              By      /s/ Lance K. Bradford
                                           ---------------------
                                           Director, Secretary and Treasurer of
                                           the Manager



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